Exhibit 10.31(s)

SPECIFIC TERMS IN THIS LETTER AGREEMENT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND IS OF TYPE THAT EQUITRANS MIDSTREAM CORPORATION TREATS AS CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

January 23, 2023

EQT Production Company
625 Liberty Avenue, Suite 1700
Pittsburgh, PA 15222-3111

RE:    Construction and Development Projects

Reference is made to that certain Gas Gathering and Compression Agreement dated as of February 26, 2020 by and among EQT Corporation, EQT Production Company, Rice Drilling B LLC, and EQT Energy, LLC (collectively, “Producer”), and EQM Gathering Opco, LLC (“Gatherer”) (as amended, the “Gathering Agreement”). All capitalized terms used but not otherwise defined in this letter agreement (“Letter Agreement”) shall have the meanings (if any) ascribed to them in the Gathering Agreement.
WHEREAS, Producer forecasts that its production of Dedicated Gas may exceed the available capacity of certain portions of the Gathering System and the associated Maximum MDQ for certain System AMIs and/or Maximum MRDOs for certain Delivery Points;
WHEREAS, Producer and Gatherer have identified certain construction and development projects applicable to the Gathering System that, if performed, Producer and Gatherer anticipate will increase the available capacity of the Gathering System; and
WHEREAS, Gatherer is willing to undertake such construction and development projects detailed herein at Gatherer’s cost and expense, and in connection therewith and as consideration therefor, Producer is willing to agree to certain revisions to the Reservation Fee, all on the terms and conditions set forth herein.
NOW, THEREFORE, Gatherer and Producer (collectively, “Parties” and each a “Party”), by execution of this Letter Agreement and in consideration of the mutual covenants contained herein, do hereby agree as follows:
1.Construction and Development Projects.
(a)Gatherer, at its sole cost and expense, covenants and agrees to (i) construct and install gathering facilities that will extend the “NITMS010” pipeline by approximately one (1) mile using 8 inch diameter pipeline in a manner permitting the Low Pressure flow of Dedicated Gas from the Strosnider and Corsair Well Pads to the “Throckmorton” System AMI as further depicted on Exhibit A hereto, it being understood that Low Pressure flow on “NITMS010” shall be delivered to the Whites Ridge Equitrans Low Pressure Delivery Point subject to Exhibit C to the Gathering Agreement, including the Low Pressure MDQ and Maximum MRDO provisions set forth thereon, (ii) construct and install gathering facilities that will extend the “NITMS013” pipeline by approximately five (5) miles using 16 inch diameter pipeline in a manner permitting the High Pressure flow of Dedicated Gas from the Strosnider and Corsair Well Pads to the “Hammerhead” System AMI at the Tomcat Delivery Point as further depicted in Exhibit A hereto, subject to Exhibit C to the Gathering Agreement, including Maximum MRDO set forth thereon. (the foregoing projects collectively “Project A”).

(b)Gatherer, at its sole cost and expense, covenants and agrees to construct and install gathering facilities (the “NIBES012” pipeline) that will connect the “Daybreak” System AMI (“NIBES003” pipeline) to the “Beta” System AMI (“NIBES022” pipeline), with approximately two (2) miles of 12-inch diameter pipeline in a manner permitting the High Pressure-only flow of Dedicated Gas from Daybreak to Beta, subject to Exhibit C to the Gathering Agreement (the foregoing project, as further depicted on Exhibit A, “Project B”).
(c) Gatherer, at its sole cost and expense, covenants and agrees to (i) construct and install gathering facilities that will extend the “NIBES022” pipeline by approximately one half (1/2) mile using 24-inch diameter pipeline, which extension shall be capable of permitting the High Pressure flow of Dedicated Gas from the “NIBES022” pipeline independently from the “NIBES009” pipeline as further depicted on Exhibit A and (ii) expand the State Game Lands 179 dehydration facility, which expanded dehydration facility shall be capable of servicing all production from the SGL 179 Well Pad up to [***]MMcfd, in each case, subject to Exhibit C to the Gathering Agreement (the foregoing projects collectively, “Project C”, and Project C together with Project A and Project B, the “Projects”).
(d)Gatherer agrees to use commercially reasonable efforts to complete (i) Project A on or before November 30, 2023, and (ii) each of Project B and Project C on or before December 31, 2023 (each such date being a “Target Completion Date”). Producer shall provide timely and reasonable access to the SGL 179 Well Pad for the installation of dehydration facilities provided, however, that Section 3.11(b) and Section 3.11(c) of the Gathering Agreement shall apply mutatis mutandis to any and all access of Gatherer to Producer’s facilities hereunder.
(e)Following the completion of each of the Projects, the facilities comprising such projects shall be deemed part of the Gathering System for all purposes under the Gathering Agreement.
2.Reservation Fee.
(a)In consideration for, and in anticipation of, Gatherer’s completion of the Projects on or before the applicable Target Completion Date in accordance with the terms and conditions hereof, the Parties shall, simultaneously with the execution of this Letter Agreement, enter into that certain Fourth Amendment to the Gathering Agreement attached hereto as Exhibit B (the “Fourth Amendment”, which Fourth Amendment shall, among other things, provide for an amendment to Exhibit H to the Gathering Agreement setting forth an increase (i.e., $[***]/Dth) to the existing Reservation Fee in calendar years 2023 and 2024 (“Reservation Fee Adjustment Period”) over the existing Reservation Fee set forth on Exhibit H prior to the Fourth Amendment (“Reservation Fee Increase”). For purposes of Section 2(b) and 2(c), the portion of the Reservation Fee Increase allocable to Project A is $[***]/Dth (“Project A Reservation Fee Increase”), the portion of the Reservation Fee Increase allocable to Project B is $[***]/Dth (“Project B Reservation Fee Increase”), and the portion of the Reservation Fee Increase allocable to Project C is $[***]/Dth (“Project C Reservation Fee Increase”).
(b)Subject to Section 2(d), in the event that Gatherer fails to complete Project A, Project B or Project C on or before the applicable Target Completion Date (a “Performance Delay”), then Producer shall be entitled to a fee credit in an amount equal to the Reservation Fee Reduction Amount, which fee credit shall be reflected in the applicable monthly invoice(s) provided pursuant to Section 13.1 of the Gathering Agreement. The “Reservation Fee Reduction Amount” shall equal the positive difference between (x) the aggregate amount of the fees payable by Producer in accordance with Section 5.1(a) of the Gathering Agreement during the Reservation Fee Reduction Period (as defined below) by applying the Reservation Fee Increase and (y) the aggregate amount of the Reservation Fees payable by Producer in accordance with Section 5.1(a) of the Gathering Agreement during the Reservation Fee

Reduction Period without applying the Project A Reservation Fee Increase, the Project B Reservation Fee Increase, and/or the Project C Reservation Fee Increase, as applicable. The “Reservation Fee Reduction Period” means a period beginning on the first day of the calendar month immediately following the month in which the commencement of a Performance Delay occurs, equal in duration to the number of Days of such Performance Delay, not to exceed the Reservation Fee Adjustment Period. For illustrative purposes and for avoidance of doubt, in the event of a Project A Performance Delay equal to five (5) Days, the Reservation Fee Reduction Period would commence on December 1, 2023 and expire on December 5, 2023.
(c)In the event that Gatherer becomes aware of any event, occurrence or facts that would lead a reasonable Person to believe that both (i) a Performance Delay will occur with respect to either of Project A, Project B or Project C, and (ii) the applicable Project will not be completed thereafter during calendar year 2024 (including as a result of any internal determination by Gatherer not to complete the project) (such scenario, a “Performance Letdown”), and Gatherer shall notify Producer in writing as soon as reasonably practicable of the occurrence of the Performance Letdown, including reasonable details thereof, but in any event prior to January 31, 2024. In the event that a Performance Letdown occurs:
i.with respect to a Performance Letdown that is applicable to (1) either of Project A only or Project B only, or (2) Project C only or Project C and one but not both of Project A or Project B, then (A) Producer shall be entitled to the remedies set forth in Section 2(b), and (B) the “Reservation Fee” for calendar year 2024 as set forth on Exhibit H to the Gathering Agreement shall automatically be deemed amended with no further action of the Parties for the purpose of reducing same (without duplication of the remedies set forth in Section 2(b)), as applicable, by (X) the Project A Reservation Fee Increase, with respect to a Project A Performance Delay, (Y) the Project B Reservation Fee Increase, with respect to a Project B Performance Delay, and/or (Z) the Project C Reservation Fee Increase, with respect to a Project C Performance Delay.
ii.with respect to a Performance Letdown that is applicable to both Project A and Project B (whether or not Project C is affected by a Performance Letdown), then in lieu of the remedies set forth in Section 2(b), (A) Producer shall be entitled to a fee credit in an amount equal to the Performance Letdown Reduction Amount, which fee credit shall be reflected in the first monthly invoice provided pursuant to Section 13.1 of the Gathering Agreement following Producer’s receipt of notice of such Performance Letdown, and (B) without any further action, the Reservation Fee set forth on Exhibit H to the Gathering Agreement, and Exhibit H in its entirety, shall automatically revert to the existing Exhibit H and Reservation Fee set forth therein that were in effect prior to the Fourth Amendment. The “Performance Letdown Reduction Amount” shall equal the positive difference between (x) the aggregate amount of the fees payable by Producer in accordance with Section 5.1(a) of the Gathering Agreement during the Performance Letdown Reduction Period (as defined below) by applying the Reservation Fee Increase and (y) the aggregate amount of the Reservation Fees payable by Producer in accordance with Section 5.1(a) of the Gathering Agreement during the Performance Letdown Reduction Period without applying the Reservation Fee Increase. The “Performance Letdown Reduction Period” means a period beginning on January 1, 2023 and ending on the day on which Producer receives notice of such Performance Letdown.

(d) The Parties acknowledge and agree that for purposes of Sections 2(b) and 2(c), the duration of a Performance Delay shall be reduced to the extent that (i) the same is caused or contributed to by the action or inaction of Producer Group or (ii) with respect to Project B only, the same is caused or contributed to by an event of Force Majeure declared by Gatherer which results from or relates to [***], provided however, a Performance Delay shall be deemed to commence to the extent that the duration of such event of Force Majeure exceeds thirty (30) days. Notwithstanding anything to the contrary herein or in the Gathering Agreement, the Reservation Fee Reduction Amount and the Performance Letdown Reduction Amount represent the Producer’s sole remedy attributable to, arising out of or relating to any Performance Letdown, Performance Delay, including any event of Force Majeure claimed by Gatherer which creates or contributes to a Performance Delay.
(e)The Reservation Fee Increase (i.e., an increase of $[***]/Dth) shall, subject to the terms hereof, apply to Exhibit S for the calendar years 2023 and 2024, mutatis mutandis, for all purposes from and after the MVP In-Service Date, including without limitation for purposes of executing the amendment set forth in Exhibit S-2.
3.    Miscellaneous. The terms and provisions of this Letter Agreement shall be binding on, and shall inure to the benefit of, the Parties and their respective successors and permitted assigns. This Letter Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by facsimile or other electronic transmission (including scanned documents delivered by email) shall be deemed an original signature hereto, and execution and delivery by such means shall be binding upon the Parties.
4.    Effect of Letter Agreement. The Parties acknowledge and agree that this Letter Agreement constitutes a written instrument executed by the Parties and fulfills the requirements of an amendment contemplated by Section 18.7 of the Gathering Agreement. The Parties hereby ratify and confirm the Gathering Agreement, as amended hereby. Except as expressly provided herein, the provisions of the Gathering Agreement shall remain in full force and effect in accordance with their respective terms following the execution of this Letter Agreement. In the event of any conflict or inconsistencies between this Letter Agreement and the Gathering Agreement, the terms and conditions of this Letter Agreement shall prevail.
5.    Governing Law. This Letter Agreement shall be governed by, construed, and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to choice of law principles. The Parties agree that the appropriate, exclusive and convenient forum for any disputes among any of the Parties arising out of this Letter Agreement or the transactions contemplated hereby shall be in any state or federal court in the City of Pittsburgh and County of Allegheny, Pennsylvania, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any proceeding arising out of or related to this Letter Agreement. The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Letter Agreement or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts. EACH PARTY HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Letter Agreement as of the date first written above, to be effective as of December 31, 2022.

PRODUCER:

EQT CORPORATION,
a Pennsylvania corporation

By:    /s/ David Khani
Name: David Khani
Title:     Chief Financial Officer

EQT PRODUCTION COMPANY,
a Pennsylvania corporation

By:    /s/ J.E.B. Bolen
Name: J.E.B. Bolen
Title:     Vice President of Operations Planning

RICE DRILLING B LLC,
a Delaware limited liability company

By:    /s/ J.E.B. Bolen
Name: J.E.B. Bolen
Title:     Vice President of Operations Planning

EQT ENERGY, LLC,
a Delaware limited liability company

By:    /s/ Keith Shoemaker
Name:    Keith Shoemaker
Title:    Senior Vice President, Commercial

[Signature Page to Letter Agreement re: Construction and Development Projects]

GATHERER:

EQM GATHERING OPCO, LLC,
a Delaware limited liability company

By:    /s/ John M. Quinn
Name: John M. Quinn
Title:    VP Business Development & Commercial Services

EXHIBIT A
[***]
[See attached]

Exhibit A

EXHIBIT B
[See attached]

Exhibit B

FOURTH AMENDMENT TO
GAS GATHERING AND COMPRESSION AGREEMENT

THIS FOURTH AMENDMENT TO GAS GATHERING AGREEMENT AND COMPRESSION AGREEMENT (this “Amendment”), dated January ___, 2023 and made effective as of December 31, 2022 (“Effective Date”), is made and entered into by and among EQT Corporation, EQT Production Company, Rice Drilling B LLC, and EQT Energy, LLC (collectively, “Producer”), and EQM Gathering Opco, LLC (“Gatherer”) (as amended, the “Gathering Agreement”). Producer and Gatherer may be referred to herein individually as a “Party” or collectively as the “Parties.”

1.RECITALS

WHEREAS, the Parties entered into that certain Gas Gathering and Compression Agreement dated as of February 26, 2020, as amended by that certain First Amendment to Gas Gathering and Compression Agreement among the Parties dated August 26, 2020, that certain Second Amendment to Gas Gathering and Compression Agreement among the Parties dated December 6, 2021 and that certain Third Amendment to Gas Gathering and Compression Agreement among the Parties dated December 21, 2021 (the “Gathering Agreement”); and

WHEREAS, the Parties desire to amend the Gathering Agreement in accordance with the terms and conditions set forth in this Amendment and in connection with that certain Letter Agreement re: Construction and Development Projects by and among the Parties, date as of the date hereof (the “Letter Agreement”).

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and in the Letter Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

2.AGREEMENT

1.Defined Terms. Defined terms used but not defined herein shall have the meanings given to such terms in the Gathering Agreement.

2.Amendments to the Gathering Agreement.

(a)The reference to “[***] Months” in Section 3.4(a)(ii) of the Gathering Agreement is hereby deleted and replaced with “[***] Months”.

(b)Exhibit C to the Gathering Agreement is hereby replaced in its entirety with Appendix I to this Amendment.

(c)The Reservation Fee for calendar years 2023 and 2024 as set forth in Exhibit H to the Gathering Agreement is hereby amended as set forth on Appendix II to this Amendment, subject to increase or decrease in accordance with Section 5.2.

(d)Exhibit P to the Gathering Agreement is hereby replaced in its entirety with Appendix III to this Amendment.

(e)Exhibit S to the Gathering Agreement is hereby amended to replace the reference to “Exhibit W” in Section 1.4 of Exhibit S with “Exhibit S”.

3.Effect. The Parties acknowledge and agree that this Amendment constitutes a written instrument executed by the Parties and fulfills the requirements of an amendment contemplated by Section 18.7 of the Gathering Agreement. The Parties hereby ratify and confirm the Gathering Agreement, as amended hereby. Except as expressly provided herein, the provisions of the Gathering Agreement shall remain in full force and effect in accordance with their respective terms following the execution of this Amendment.

4.Governing Law. This Amendment shall be governed by, construed, and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to choice of law principles. The Parties agree that the appropriate, exclusive and convenient forum for any disputes among any of the Parties arising out of this Amendment or the transactions contemplated hereby shall be in any state or federal court in the City of Pittsburgh and County of Allegheny, Pennsylvania, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any proceeding arising out of or related to this Amendment. The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Amendment or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts. EACH PARTY HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

5.Counterpart Execution; Approval. This Amendment may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument. Execution of this Amendment by Gatherer is subject to the approval from Gatherer’s Board of Directors or that of its parent company or equivalent governance body, of the capital necessary for Gatherer to comply with its obligations set forth herein.
6.Miscellaneous Provisions. The provisions of Article 18 of the Gathering Agreement, other than Sections 18.2, 18.3, 18.15, 18.16 and 18.17, shall apply to this Amendment mutatis mutandis.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above

GATHERER:

EQM GATHERING OPCO, LLC,
a Delaware limited liability company

By:
Name:
Title:

PRODUCER:

EQT CORPORATION,
a Pennsylvania corporation

By:
Name:
Title:

EQT PRODUCTION COMPANY,
a Pennsylvania corporation

By:
Name:
Title:

RICE DRILLING B LLC,
a Delaware limited liability company

By:
Name:
Title:

EQT ENERGY, LLC,
a Delaware limited liability company

By:
Name:
Title:

[Signature Page to Fourth Amendment to Gas Gathering and Compression Agreement]

Appendix B

APPENDIX I

(Exhibit C to Gathering Agreement)

[***]

Appendix I

APPENDIX II

(Exhibit H to Gathering Agreement)

[***]

Appendix II

APPENDIX III

(Exhibit P to Gathering Agreement)

INCREMENTAL COMPRESSION

Incremental Compression
AMIs	Total HP	Anticipated TIL
Pisces	-	6/9/2021
Throckmorton	-	11/16/2021
Jupiter/BJ AMI (PA)	2,500[1]	8/2/2022
Cygrymus (PA)	30,000[2]	TBD
Beta	2,500	TBD
Other PA Incremental Builds	5,000	TBD
Corona X (WV)	25,000	TBD
WV Incremental Builds	15,000	TBD
Total	80,000

1 Low Pressure Receipt Point was placed into service in the Jupiter and BJ AMI for Heyl as of August 2, 2022.
2 The Incremental Compression will be reduced by 55,000 HP upon Equitrans commencing work towards the installation of the Corona X and/or the Cygrymus System Compressor Stations, including upon the incurrence by Equitrans of any costs in connection with performing such work. Specifically, 25,000 HP of the WV Incremental Builds AMI shall be attributable to Corona X and 30,000 HP of the Other PA Incremental AMI shall be attributable to Cygrymus.
Appendix III